UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2017

Eagle Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36306	20-8179278
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08 — Shareholder Director Nominations.

On April 11, 2017, the board of directors, or the Board, of Eagle Pharmaceuticals, Inc., or the Company, approved June 20, 2017 as the date of the Company’s 2017 annual meeting of stockholders, or the Annual Meeting. The record date for the Annual Meeting will be April 25, 2017.

Qualified stockholder proposals (including proposals made pursuant to Rule 14a-8 or Rule 14a-18 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, or in the manner contemplated by the Company’s Amended and Restated Bylaws, or the Bylaws) to be presented at the Annual Meeting and included in the Company’s proxy statement and form of proxy relating to that meeting must be received at the Company’s headquarters and addressed to the Company’s corporate secretary. Because the date of the Annual Meeting has been changed to a date that is more than 30 days earlier than the one-year anniversary date of the Company’s 2016 annual meeting of stockholders, in accordance with Rule 14a-18 and the Bylaws, to be timely, such proposal must be received no later than April 24, 2017. For inclusion in the Company’s proxy statement, proposals must comply with applicable Delaware law, the rules and regulations promulgated by the U.S. Securities and Exchange Commission, and the procedures set forth in the Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eagle Pharmaceuticals, Inc.

Dated: April 11, 2017	By:	/s/ Scott Tarriff
Scott Tarriff
Chief Executive Officer